EXHIBIT 21.1

Name(1)	Jurisdiction of Incorporation or Organization
Operating Company
Tiptree Operating Company, LLC (81% owned)	Delaware
Specialty Insurance
Caroline Holdings LLC	Delaware
Blue Ridge Indemnity Company	Wisconsin
Fortegra Financial Corporation	Delaware
Fortegra Europe & Limited	England & Wales (UK)
LOTS Intermediate Company	Delaware
4Warranty Corporation	Florida
Auto Knight Motor Club, Inc.	California
Bankers Life of Louisiana	Louisiana
Continental Car Club, Inc.	Tennessee
CRC Reassurance Company, LTD.	Turks & Caicos Islands, BWI
Digital Leash, LLC (d/b/a ProtectCELL)	Florida
Insurance Company of the South	Georgia
Life of the South Insurance Company	Georgia
LOTS Reassurance Company	Turks & Caicos Islands, BWI
LOTSolutions, Inc.	Georgia
LOTSolutions Florida LLC	Florida
Lyndon Southern Insurance Company	Delaware
Pacific Benefits Group Northwest, LLC	Oregon
Response Indemnity Company of California	California
South Bay Acceptance Corporation	California
South Bay Financial Services, LLC	Delaware
Southern Financial Life Insurance Company (85% owned)	Kentucky
Telos Credit Opportunities Fund, L.P.	Delaware
Telos COF I, LLC	Delaware
The Service Doc, Inc. 4Warranty Corporation	Florida
United Motor Club of America, Inc.	Kentucky
Winsted Parent Holdings LLC	Delaware
Winsted Intermediate Holdings LLC	Delaware
Winsted Funding, LLC	Delaware
Winsted Funding Trust Pledgor, LLC	Delaware
Winsted REO, LLC	Delaware
Winsted REO II, LLC	Delaware
Asset Management
Muni Capital Management LLC	Delaware
Telos Asset Management, LLC	Delaware
Tiptree Asset Management Company, LLC	Delaware

Specialty Finance
Luxury Mortgage Corp. (67.5% owned)	Delaware
Reliance Holdings LLC	Delaware
Reliance First Capital, LLC	Delaware
Siena Capital Finance Acquisition Corp.	Delaware
Corporate and Other
Tiptree Direct Holdings LLC	Delaware
TCO GP LLC	Delaware

Discontinued Operations
Care Investment Trust LLC	Delaware
Bridges Care Services of Arlington LLC (80%)	Delaware
Calamar Investco, LLC	Delaware
Care Cal Holdings LLC	Delaware
Care Cal JV LLC (75% owned)	Delaware
Care GSL Arlington OpCo LLC (80%)	Delaware
Care GSL Arlington PropCo LLC (80%)	Delaware
Care GSL Bel Air PropCo LLC	Delaware
Care GSL Berryville LLC	Delaware
Care GSL Chesapeake PropCo LLC	Delaware
Care GSL Cockeysville PropCo LLC	Delaware
Care GSL Fredericksburg LLC	Delaware
Care GSL Glassboro PropCo LLC	Delaware
Care GSL Hagerstown PropCo LLC	Delaware
Care GSL Harrisburg PropCo LLC	Delaware
Care GSL Holdings II LLC	Delaware
Care GSL Holdings LLC	Delaware
Care GSL JV Holdings LLC	Delaware
Care GSL Oak Ridge OpCo LLC (80%)	Delaware
Care GSL Oak Ridge PropCo LLC (80%)	Delaware
Care GSL OpCo Holdings LLC	Delaware
Care GSL Ops LLC (80% owned)	Delaware
Care GSL RE Holdings LLC	Delaware
Care GSL RE LLC (80% owned)	Delaware
Care GSL Richmond OpCo LLC (80%)	Delaware
Care GSL Richmond PropCo LLC (80%)	Delaware
Care GSL Stafford LLC	Delaware
Care GSL RE Holdings II LLC	Delaware
Care GSL OpCo Holdings II LLC	Delaware
Care GSL OpCo II LLC (80% owned)	Delaware
Care GSL Lansdale OpCo LLC (80%)	Delaware
Care GSL RE Lansdale Mezzco LLC	Delaware
Care GSL RE Lansdale Holdco LLC	Delaware
Care GSL RE II LLC (80% owned)	Delaware
Care GSL Lansdale PropCo LLC (80%)	Delaware
Care HSL Belle Reve OpCo LLC (80%)	Delaware
Care HSL Belle Reve PropCo LLC (80%)	Delaware
Care HSL Cardinal Village OpCo LLC (80%)	Delaware
Care HSL Cardinal Village PropCo LLC (80%)	Delaware
Care HSL Heritage Hill OpCo LLC (80%)	Delaware
Care HSL Heritage Hill PropCo LLC (80%)	Delaware
Care HSL Holdings II LLC	Delaware
Care HSL Holdings LLC	Delaware
Care HSL Newtown OpCo LLC (80%)	Delaware
Care HSL Newtown PropCo LLC (80%)	Delaware
Care HSL OpCo LLC (80% owned)	Delaware
Care HSL OpCo Holdings II LLC	Delaware
Care HSL OpCo II LLC (80% owned)	Delaware
Care HSL RE Holdings II LLC	Delaware
Care HSL RE Holdings LLC	Delaware

Care HSL RE II LLC (80% owned)	Delaware
Care HSL RE LLC (80% owned)	Delaware
Care HSL RE Newtown Holdco LLC	Delaware
Care HSL RE Newtown Mezzco LLC	Delaware
Care HSL TRS Holdings LLC	Delaware
Care HSL Holdings III LLC	Delaware
Care HSL RE Holdings III LLC	Delaware
Care HSL RE III LLC (90% owned)	Delaware
Care HSL OpCo Holdings III LLC	Delaware
Care HSL OpCo III LLC (90% owned)	Delaware
Care HSL RE Harleysville Mezzco LLC	Delaware
Care HSL RE Harleysville Holdco LLC	Delaware
Care HSL Harleysville PropCo LLC (90%)	Delaware
Care HSL Harleysville OpCo LLC (90%)	Delaware
Care ISL Holdings LLC	Delaware
Care ISL RE Holdings LLC	Delaware
Care ISL RE LLC (90% owned)	Delaware
Care ISL Bartlett PropCo LLC (90%)	Delaware
Care ISL RE Holdings II LLC	Delaware
Care ISL RE II LLC (90% owned)	Delaware
Care ISL Winchester PropCo LLC (90%)	Delaware
Care ISL RE Holdings III LLC	Delaware
Care ISL RE PM Mezzco LLC	Delaware
Care ISL RE PM Holdco LLC	Delaware
Care ISL RE III LLC (95%)	Delaware
Care ISL Palmerton PropCo LLC (95%)	Delaware
Care ISL Macungie PropCo LLC (95%)	Delaware
Care RSL Eatonton OpCo LLC (65%)	Delaware
Care RSL Eatonton PropCo LLC (65%)	Delaware
Care PSL Holdings LLC	Delaware
Care PSL Park Terrace PropCo LLC	Delaware
Care PSL RE LLC	Delaware
Care PSL Seneca Lake PropCo LLC	Delaware
Care RSL Easley OpCo LLC (80%)	Delaware
Care RSL Easley PropCo LLC (80%)	Delaware
Care RSL Gaffney OpCo LLC (80%)	Delaware
Care RSL Gaffney PropCo LLC (80%)	Delaware
Care RSL JV Holdings LLC	Delaware
Care RSL OpCo Holdings II LLC	Delaware
Care RSL OpCo Holdings LLC	Delaware
Care RSL OPS II LLC (65% owned)	Delaware
Care RSL OPS LLC (80% owned)	Delaware
Care RSL RE Holdings III LLC	Delaware
Care RSL Port Royal OpCo LLC (80%)	Delaware
Care RSL Port Royal PropCo LLC (80%)	Delaware
Care RSL RE Holdings II LLC	Delaware
Care RSL RE Holdings LLC	Delaware
Care RSL RE II LLC (65% owned)	Delaware
Care RSL RE LLC (80% owned)	Delaware
Care RSL Summerville OpCo LLC (80%)	Delaware
Care RSL Summerville PropCo LLC (80%)	Delaware
Care RSL Tampa OpCo LLC (80%)	Delaware

Care RSL Tampa PropCo LLC (80%)	Delaware
Care SNF Holdings LLC	Delaware
Care SNF RE Holdings LLC	Delaware
Care SNF RE LLC (90%)	Delaware
Care SNF Calhoun PropCo LLC (90%)	Delaware
Care SNF Chatsworth PropCo LLC (90%)	Delaware
Care SNF Decatur PropCo LLC (90%)	Delaware
Care SNF Fairburn PropCo LLC (90%)	Delaware
Care SNF Jasper PropCo LLC (90%)	Delaware
Care SNF Cartersville PropCo LLC (90%)	Delaware
Care SNF Stone Mountain PropCo LLC (90%)	Delaware
N.A. Realty Investco, LLC (75%)	Delaware
RM1B Holdings, L.L.C. (75%)	New York
RM2 Holdings, L.L.C. (75%)	New York
Care PHSL Holdings LLC	Delaware
Care PHSL RE Holdings LLC	Delaware
Care PHSL OpCo Holdings LLC	Delaware
Care PHSL RE LLC (90%)	Delaware
Care PHSL OPS LLC (90%)	Delaware
Care PHSL Fayetteville PropCo LLC (90%)	Delaware
Care PHSL Fayetteville OpCo LLC (90%)	Delaware

(1) As of December 31, 2017. Subsidiaries are 100% owned unless otherwise noted.